Exhibit 99.2

Tech Data’s Acquisition of Avnet Technology Solutions techdata.com
September 19, 2016
Creating a Premier Global IT Distributor: From the Data Center to the Living Room

Forward-Looking Statements Safe Harbor
Certain statements in this communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding Tech Data’s plans, objectives, expectations and intentions relating to the proposed acquisition of Avnet’s technology solutions business (“Acquisition”), the proposed Acquisition’s expected contribution to Tech Data’s results, financing and closing of the proposed Acquisition, the expected timing and benefits of the proposed Acquisition, Tech Data’s, Avnet’s and the Acquired Business’ financial results and estimates and/or business prospects involve a number of risks and uncertainties and actual results could differ materially from those projected. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the proposed Acquisition and the operating environment, economies and markets in which Tech Data and the Acquired Business operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variationsof such words, and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of Tech Data or the Acquired Business’ future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking statements. These forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.
For additional information with respect to risks and other factors which could occur, see Tech Data’s Annual Report on Form 10-K filed on January 31, 2016, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the “SEC”) that are available at the SEC’s website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Many of these factors are beyond Tech Data’s control. Unless otherwise required by applicable securities laws, Tech Data disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Tech Data undertakes no duty to update any forward-looking statements contained herein to reflect actual results or changes in Tech Data’s expectations.

Tech Data’s Acquisition of Avnet Technology Solutions
Tech Data is acquiring Avnet’s Technology Solutions business for approximately $2.6 billion in a cash and stock transaction
The combination of Tech Data and Technology Solutions creates a premier global IT distributor with the most diverse end-to-end solutions from the data center to the living room
The acquisition will be financed through $300 million of cash, $2.1 billion of new debt and approximately 2.785 million shares of Tech Data common stock

Creates a Premier Global IT Distributor: From the Data Center to the Living Room Significantly broadens value-added distribution business
Increases ability to capitalize on key next generation technologies
Expands go-to-market capabilities by adding complementary skills, vendor relationships and new customers
Expected annual cost savings of approximately $100 million
within two years
Expected to be significantly accretive to non-GAAP EPS in the first year
Establishes presence in Asia-Pacific while enhancing customer and product portfolios in the Americas and Europe
Committed to maintaining investment grade ratings and reaching target leverage ratio of ~2.5x total debt-to-adjusted EBITDA within 18 to 24 months

Avnet Technology Solutions At a Glance
(1) Avnet Technology Solutions estimated revenue for the fiscal year ended July 2, 2016 for the operations to be acquired.
Servers, Storage, Software, Networking, Services
Converged & Hyper-converged
Security
Analytics
Cloud
Technology Solutions
$9 billion(1)
Strategic Focus Areas
Key Vendor Relationships
Industries
Energy
Education
Healthcare
Industrial
Retail
Financial Services
Mobility
As a leading global IT solutions distributor, Technology Solutions works with its business partners in the supply chain to create and deliver effective data center and IT lifecycle solutions that solve the business challenges of end-users around the world 20K     40+ 35 5K
Customers     Vendors Countries of Operations Employees Globally

New Forces in IT Disrupting the Channel: Third Platform Technologies
Hardware
Software
Services
Big Data
Converged & Hyper-converged Infrastructure
Information Security
Mobility
Cloud

Next Generation Technologies Driving IT Spending Growth $20 $43 20162019$676 $703 20162019
Converged & Hyper-converged Infrastructure(2) ($B)
3rd Platform Solutions to Drive Virtually All New, Strategic Enterprise IT Investments
Cloud Services(3) ($B) $223 $361 20162019
Data Analytics(6) ($B) $113 $161 20162019
$92 $116 20162019
Information Security(5) ($B)
Mobility(4) ($B) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 20162019
Shift in Platform ICT Spending(1) ($B)
Massive Investments in IT Hardware and Software for Next Generation
2nd Platform
3rd Platform Source: Gartner, IDC and Technavio.
(1)IDC – Digital Transformation: Challenges and Opportunities in 2016, June 2016.
(2)Technavio – Global Converged Infrastructure Market, 2015-2019. IDC -Worldwide Hyperconverged Systems 2015–2019 Forecast, 2015.
(3)Gartner – Forecast: Public Cloud Services, Worldwide, 2014-2020, 1Q16 Update, 2016. IDC -Worldwide Hosted Private Cloud Services Forecast, 2015-2019, 2015.
(4)IDC –WW Mobility Spending Forecast, 2016-2020, June 2016. Excludes Services segment.
(5)Gartner – Forecast: Information Security, Worldwide, 2014-2020, 1Q16 Update, 2016.
(6)IDC – WW Business Analytics Software Forecast, 2015-2019, July 2015. IDC – WW Business Analytics Services Forecast, 2015-2019, November 2015.

Combination Benefit: Significantly Broadens Value-Added Distribution Business
45%
48%
7%
29%
61% 10%
Current Revenue Mix (%) (1)
Revenue Mix with Technology Solutions (%) (2)
$26B
$35B
Broadline HW / SW & CE
Data Center HW / SW
Mobility
End-to-End Portfolio
Broadline
Data Center
Software & Cloud
Mobility
Consumer Electronics
Converged
Security
Analytics
Cloud
Mobility
(1)Tech Data revenue for the twelve months ended July 31, 2016.
(2)Tech Data revenue for the twelve months ended July 31, 2016, combined with Avnet Technology Solutions estimated revenue for the fiscal year ended July 2, 2016 for the operations to be acquired.

Expands footprint into APAC
Broadens capabilities in the Americas and Europe THE AMERICAS ¹ 39% 44%
EUROPE ¹
61% 53%
ASIA PACIFIC ¹
0% 3% Expands footprint into LatAm
Combination Benefit: Extends Geographic Reach and Creates a More Balanced Footprint
(1)First figure represents Tech Data geographic revenue mix for the twelve months ended July 31, 2016; second figure represents Tech Data geographic revenue mix for the twelve months ended July 31, 2016, combined with Avnet Technology Solutions estimated geographic revenue mix for the fiscal year ended July 2, 2016 for the operations to be acquired.

Combination Benefit: Expands Go-To-Market Capabilities Adding Complementary Skills, Vendor Relationships and New Customers
14,000+ Skilled Employees
Strong Management Team with Similar Values and Cultures Software & Cloud
Data Center Consumer Electronics
Converged & Hyper-converged
Security
Analytics
Broadline
Mobility
VAR’S
DM’s / Retailers
Service Providers
System Integrators
ISV’s
Common Worldwide IT Platform

Transaction Summary
Transaction Consideration
Sources of Financing
Financial Upside
Approval Process
$2.6 billion in cash and stock transaction, subject to customary purchase price adjustments Cash of $2.4 billion; approximately 2.785 million shares of Tech Data common stock
Net transaction value of approximately $2.4 billion, including the expected realization of approximately $200 million in present value of tax benefits
Fully committed financing in place
$300 million of cash from balance sheet and $2.1 billion of new debt
Expected to close in the first half of calendar 2017, subject to customary closing conditions and regulatory approvals
Expected to be significantly accretive to non-GAAP EPS in the first year
Expected annual cost savings of approximately $100 million within two years
One-time costs to achieve synergies expected to be approximately $150 million

Financing Considerations
Incremental debt to include a combination of term loans and bonds
Expect strong free cash flow to drive rapid deleveraging
Expect to reach target leverage ratio of ~2.5x total debt-to-adjusted EBITDA within 18 to 24 months
Expected to maintain investment grade ratings

Creates a Premier Global IT Distributor: From the Data Center to the Living Room
Significantly broadens value-added distribution business
Increases ability to capitalize on key next generation technologies Expands go-to-market capabilities by adding complementary skills, vendor relationships and new customers Expected annual cost savings of approximately $100 million within two years Expected to be significantly accretive to non-GAAP EPS in the first year Establishes presence in Asia-Pacific while enhancing customer and product portfolios in the Americas and Europe Committed to maintaining investment grade ratings and reaching target leverage ratio of ~2.5x total debt-to-adjusted EBITDA within 18 to 24 months